                                                                   EXHIBIT 10.18

                         REGISTRATION RIGHTS AGREEMENT


                           dated as of July 31, 1996


                                     among


                        FIREARMS TRAINING SYSTEMS, INC.

                                      and

                  FIREARMS TRAINING SYSTEMS INTERNATIONAL N.V.

                                      and

               THE INSTITUTIONAL HOLDERS SET FORTH ON SCHEDULE I

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July 31, 1996 among Firearms Training Systems, Inc., a Delaware corporation (the "Company"), Firearms Training Systems International N.V., a Netherlands Antilles corporation ("FATS International"), and the entities set forth on Schedule I, which are Centre Capital Investors II, L.P. and related entities (the "Institutional Holders").

                                    RECITALS
                                    --------

     WHEREAS, the Company, FATS International and the Institutional Holders are parties to the Recapitalization and Stock Purchase and Sale Agreement dated as of June 5, 1996, as amended through the date hereof (the "Recapitalization Agreement"), pursuant to which the Institutional Holders purchased Common Stock of the Company, a portion of the Common Stock held by FATS International was redeemed and the Company was recapitalized (the "Recapitalization"); and

     WHEREAS, the parties hereto hereby desire to set forth the Holders' rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

     NOW, THEREFORE, in consideration of the agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          Section 1.   Definitions and Usage.
                       ---------------------

               As used in this Agreement:

               1.1.    Definitions.
                       -----------

               Agent.  "Agent" means the principal placement agent on an agented
               -----
placement of Registrable Securities.

               Commission.  "Commission" shall mean the Securities and Exchange
               ----------
Commission.

          Common Stock.  "Common Stock" shall mean (i) the Class A Common Stock,
          ------------
par value $.00001 per share and Class B Non-voting Common Stock, par value $.00001 per share of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

          Continuously Effective.  "Continuously Effective", with respect to a
          ----------------------
specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

               Demand Registration.  "Demand Registration" shall have the
               -------------------
meaning set forth in Section 2.1(i).
                     --------------

               Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               ------------
Act of 1934.

          Financing Securities.  "Financing Securities" shall mean (i) all
          --------------------
securities issued by the Company (including any notes, preferred stock and/or warrants) in connection with the financing of the Recapitalization obtained as reflected in the Bridge Financing Commitment Letter dated June 5, 1996 issued by NationsBridge, L.L.C. to Centre Partners Management LLC, and any Refinancing Securities, as defined in such Bridge Financing Commitment Letter and (ii) any securities issued by the Company in connection with a "Refinancing Mandatory Prepayment" (as defined in the Recapitalization Financing Commitment Letter dated June 5, 1996 issued by NationsBank, N.A. (South) to Centre Partners Management LLC), including any securities issued in a Refinancing Mandatory Prepayment involving a private placement, under Rule 144A, or in a registered public offering.

          Holder or Holders.  "Holder" or "Holders" shall mean, as applicable,
          -----------------
(i) FATS International, (ii) Jody Scheckter and Clare Fawkes, each with respect to Shares acquired from FATS International, and (iii) any Person to which rights under this Agreement are transferred by such Holders pursuant to Section 10
                                                                 ----------
hereof.

          Initial Public Offering.  "Initial Public Offering" means the first
          -----------------------
offering of shares of Common Stock registered pursuant to the Securities Act.

          Institutional Holders.  "Institutional Holders" shall mean Centre
          ---------------------
Capital Investors II, L.P. and the related entities, each of which is set forth on Schedule I.

          Majority Selling Holders.  "Majority Selling Holders" means, with
          ------------------------
respect to a specified registration pursuant to this Agreement, those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

          Other Securities.  "Other Securities" means those shares of Common
          ----------------
Stock or other securities convertible into, exercisable for or exchangeable for, shares of Common Stock and that do not constitute Primary Securities, Financing Securities or Registrable Securities.

          Person.  "Person" shall mean any individual, corporation, partnership,
          ------
joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

               Piggyback Registration.  "Piggyback Registration" shall have the
               ----------------------
meaning set forth in Section 3.
                     ---------

          Primary Securities.  "Primary Securities" means the authorized but
          ------------------
unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

          Register, Registered and Registration.  "Register", "registered", and
          -------------------------------------
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

          Registrable Securities.  "Registrable Securities" shall mean:  (i) the
          ----------------------
Shares owned by the Holders on the date hereof, and/or owned by the Holders on the date of determination; (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company; provided, however, that
                                                       --------  -------
Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been transferred pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act; provided further, the Company shall
                                           -------- -------
have no obligation under Sections 2 and 3 to register any Registrable Securities
                         ----------------
of a Holder if the Company shall deliver to the Holder an opinion of counsel reasonably satisfactory to the Holder and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale in the manner contemplated by the Holder, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities.

          Registrable Securities Then Outstanding.  "Registrable Securities Then
          ---------------------------------------
Outstanding" shall mean, with respect to a specified determination date, all of the Registrable Securities owned by the Holders on such date.

               Registration Expenses.  "Registration Expenses" shall have the
               ---------------------
meaning set forth in Section 6.1.
                     -----------

               Securities Act.  "Securities Act" shall mean the Securities Act
               --------------
of 1933, as amended.

          Selling Holders.  "Selling Holders" shall mean, with respect to a
          ---------------
specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

               Shares.  "Shares" shall mean shares of Common Stock.
               ------

          Transfer.  "Transfer," with respect to any securities, shall mean and
          --------
include the act of selling, giving, transferring, creating a trust for (voting or otherwise), assigning or otherwise disposing of such securities (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or
                                        -------- -------
other disposition upon foreclosure or
other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer."

          Underwriters' Representative.  "Underwriters' Representative" shall
          ----------------------------
mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

               Violation.  "Violation" shall have the meaning set forth in
               ---------
Section 7.1.
-----------

               1.2.    Usage.
                       -----

          (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

          (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent.

          (iii) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

          (iv) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 11.
                                                 ----------

          Section 2.   Demand Registration.
                       -------------------

               2.1.

          (i) At any time on or after the earlier to occur of the fifth anniversary of the date of this Agreement or the occurrence of an acceleration of registration rights pursuant to Section 1(c) of the Recapitalization Agreement, if one or more Holders that own an aggregate of a majority of the Registrable Securities Then Outstanding shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be promptly filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand

Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 2.6) all or such number of Registrable Securities as
                    -----------
such Demanding Holder shall request in writing; provided, however, that no
                                                --------  -------
request may be made pursuant to this Section 2.1 if within nine (9) months prior
                                     -----------
to the date of such request a Demand Registration pursuant to this Section 2.1
                                                                   -----------
shall have been satisfied (as provided in Section 2.3).  Any request made
                                          -----------
pursuant to this Section 2.1 shall be addressed to the attention of the
                 -----------
Secretary of the Company with a copy to the President of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2.1(i).
                 --------------

          (ii) The Company shall be entitled to postpone for up to 120 days from receipt of the written request for a Demand Registration the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board determines, in its good faith
                 -----------
reasonable judgment, that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, (a) any financing, acquisition or reorganization involving the Company or any of its material wholly owned subsidiaries or (b) any other material contract under active negotiation by the Company or any of its subsidiaries, disclosure of which is prohibited by applicable regulation, and the Company promptly gives the Demanding Holders notice of such determination; provided, however, that the Company shall not have postponed
               --------  -------
pursuant to this Section 2.1(ii) the filing of any other Demand Registration
                 ---------------
statement otherwise required to be prepared and filed pursuant to this Section
                                                                       -------
2.1 during the 6 month period ended on the date of the relevant request pursuant
---
to Section 2.1(i); and provided further that the Company shall file any
   --------------      -------- ------- ----
registration statement postponed pursuant to this Section 2.1(ii) as soon as
                                                  ---------------
reasonably practicable following the cessation of the conditions specified in clauses (a) or (b) of this Section 2.1(ii) if prior to the expiration of the
                           ---------------
120-day period.

               2.2. Following receipt of a request for a Demand Registration, the Company shall:

          (i) File the registration statement with the Commission as promptly as practicable, and shall use the Company's reasonable best efforts to have the registration statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

          (ii) Use the Company's reasonable best efforts to keep the registration statement Continuously Effective for up to 120 days or until such earlier date as of which all the Registrable Securities included in the registration statement shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration statement pursuant to this Section 2 is
                                                           ---------
postponed as permitted by Section 2.1(ii), the foregoing period shall be
                          ---------------
extended by the aggregate number of days of such postponement.

          (iii) Whenever the Company shall have received a demand pursuant to Section 2.1(i) to effect the registration of any Registrable Shares,
            --------------
the Company shall promptly give written notice of such proposed registration to all Holders and the Institutional Holders. Any Holder may, within thirty (30) days after receipt of such notice, request in writing that all of such Holder's Registrable Shares, or any portion thereof designated by such Holder, be included in the registration.

          2.3. The Company shall not be obligated to effect more than two Demand Registrations. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders or (iv) if the Company exercises its right under Section 1(c) of the Recapitalization Agreement to withdraw the registration. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x)
     ---------
the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to a registration statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 120 days, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

          2.4. The Company may, at its sole option, elect to satisfy a request for a Demand Registration on Form S-2 or Form S-3 promulgated under the Securities Act (or any successor forms thereto), if such forms are then available to the Company; provided, however, that the Selling Holders or the
                          --------  -------
Underwriters' Representative of the proposed offering shall have the right to require that the Company disclose in the registration statement and form of prospectus included therein the type of information that would be required in a Form S-1 registration statement if the Underwriters' Representative reasonably deems such disclosure to be advisable in order to successfully market the securities intended to be sold in such offering.

          2.5.         If any registration pursuant to Section 2 involves an
                                                       ---------
underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the managing underwriter and lead manager to administer such underwritten offering or the lead placement agent for such agented offering; provided, however, that each Person so selected shall be
                  --------  -------
reasonably acceptable to the Company; and provided,  further, that the Company
                                          ---------  -------
shall have the right to select a co-managing underwriter or co-manager to administer an underwritten offering and a co-placement agent if an agented offering, provided that each Person so selected by the Company shall be
          --------
reasonably acceptable to the Majority Selling Holders.

          2.6.         With respect to any registration pursuant to this Section
                                                                         -------
2, the Company may include in such registration any Financing Securities,
-
Primary Securities or Other Securities, including Other Securities held by the Institutional Holders; provided, however, that if the Underwriters'
                       --------  -------
Representative or Agent advises the Company in writing (with a copy to each Selling Holder) that the inclusion of all Registrable Securities of the Selling Holders, the Financing Securities, the Primary Securities and the Other Securities proposed to be included would materially interfere with the successful marketing (including pricing) of the Registrable Securities proposed to be included in such registration, then the number of Registrable Securities, Financing Securities, Primary Securities and Other Securities proposed to be included in such registration shall be included in the following order:

          (A) first, the Registrable Securities requested to be included in such
              -----
registration by the Holders pursuant to this Section 2, and all Financing
                                             ---------
Securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in either this Section 2 or Section 3, pro rata
                                                ---------    ---------
based on the estimated gross proceeds from the sale thereof;

          (B)  second, all Other Securities being registered, pro rata based on
               ------
the estimated gross proceeds from the sale thereof; and

          (C)  third, the Primary Securities.
               -----

          2.7.         Restrictions on Public Sale by the Company.  The Company
                       ------------------------------------------
agrees (i) that it will not effect or permit any of its subsidiaries to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or a material subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other Person), during the fourteen days prior to, and during the 90-day period beginning on, the later of the effective date of any registration statement relating to a Demand Registration (except as part of such registration statement and subject to Section 2.6) or the commencement of a public distribution of Registrable
   -----------
Securities pursuant to a Demand Registration; and (ii) that any agreement entered into pursuant to which the Company issues or agrees to issue any privately placed securities during the period described in clause (i) above with respect to a specific Demand Registration shall contain a provision under which holders of such securities agree not to effect any public sales or distribution of any such securities during such period, in each case including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of
                                      --------  -------
this paragraph shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

          Section 3.   Piggyback Registration.
                       ----------------------

          3.1. If at any time the Company proposes to register (including for this purpose a demand registration effected by the Company for shareholders of the Company other than the Holders) shares of Common Stock under the Securities Act in connection with the public offering solely for cash on Forms S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly, at least 30 days prior to the anticipated filing date of the registration statement for the offering if on Form S-1 and at least 15 days prior to the anticipated filing date of the registration statement for such offering if on Form S-2 or S-3, give the Holders written notice of such registration. Upon the written request of a Holder given within 15 days following the date of such notice, the Company shall use its reasonable best efforts to cause to be registered under the Securities Act all the Registrable Securities that such Holder shall have requested to be registered (a "Piggyback Registration"); provided, however, that such right of inclusion shall be limited
                --------  -------
as set forth in Section 3.2. The Company shall have the absolute right to
                -----------
withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to the
                    ---------
Holders.

          3.2. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially interfere with the successful marketing (including pricing) of such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material interference in such offering: (i) first, all securities proposed to be sold by the Company for its own account;
(ii) second, (x) the Registrable Securities requested to be included in such registration by the Selling Holders pursuant to this Section 3 and the Other
                                                     ---------
Securities held by the Institutional Holders requested to be included in such registration, considered together as one amount, and (y) Financing Securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, determined pro rata based on the estimated
                           ---------
gross proceeds from the sale thereof; and (iii) third, all Other Securities (except those Other Securities held by the Institutional Holders) being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, determined pro rata
                                                ---------
based on the estimated gross proceeds from the sale thereof; and (iv) fourth, any Other Securities not covered by Subsections (ii) and (iii) that are requested to be included in such registration; and provided, however, that if Financing Securities are included in the registration pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, then
                                                               ---------
the Other Securities held by the Institutional Holders shall be treated as "Other Securities" under Subsection (iii) of this sentence rather than under clause (ii). In the event of a cutback, the allocation between the Selling Holders and the Institutional Holders shall be such that the Selling Holders, as a group, shall be able to include Registrable Securities in the registration equal to 79% of the amount of securities allocated to the Selling Holders and the Institutional Holders under the method described in Subsection (ii) of the preceding sentence.

          3.3. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially interfere with the successful marketing (including pricing) of such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material interference in such offering: (i) first, all securities proposed to be sold by the Company for its own account;
(ii) second, (x) the Registrable Securities requested to be included in such registration by the Selling Holders pursuant to this Section 3 and the Other
                                                     ---------
Securities held by the Institutional Holders requested to be included in such registration, considered together as one amount, and (y) all Other Securities and Financing Securities (except those Other Securities held by the Institutional Holders) being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, determined pro rata
                                                ---------
based on the estimated gross proceeds from the sale thereof; and (iii) third, any Other Securities not covered by Subsection (ii) that are requested to be included in such registration. In the event of a cutback, the allocation between the Selling Holders and the Institutional Holders shall be such that the Selling Holders, as a group, shall be able to include Registrable Securities in the registration equal to 79% of the amount of securities allocated to the Selling Holders and the Institutional Holders under the method described in Subsection
(ii) of the preceding sentence.

          Section 4.   Registration Procedures.  Whenever required under Section
                       -----------------------                           -------
2 or Section 3 to effect the registration of any Registrable Securities, the
-    ---------
Company shall, as expeditiously as practicable:

          4.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's reasonable best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or
           --------  -------
prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel selected by the Selling Holders copies of all such documents in the form substantially as proposed to be filed with the Commission for review and comment by such counsel prior to filing.

          4.2. Prepare and file with the Commission such post-effective amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement so that neither such registration statement nor any related prospectus shall contain any material misstatement or omission relative to the Company or any of its subsidiaries or any of their respective assets or liabilities or their respective businesses or affairs and so that such registration statement and prospectus will otherwise comply with all applicable legal requirements. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2.
                                                             -----------
Pending such amendment or supplement, each such Holder shall cease making offers or Transfers of Registerable Securities pursuant to the prospectus to be so amended or supplemented. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

          4.3. Furnish to each Selling Holder, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto (in each case including all exhibits thereto), in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

          4.4. Use the Company's reasonable efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions, domestic or foreign, as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, in states designated by the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection
        --------  -------
therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          4.5. In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing within the United States of America of the Registrable Securities, including taking reasonable steps to make available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

          4.6. Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

          4.7. Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter and any attorney, accountant or other professional retained by such Selling Holder, all financial and other records, corporate documents and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter the reasonable opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information
                                         --------  -------
that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement in customary form or the related Selling Holder agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          4.8. Use the Company's reasonable best efforts to obtain a so-called "comfort letter" from its independent public accountants, legal opinions of counsel to the Company addressed to the Selling Holders, auditor's consents and experts' cooperation as may be required or desirable to complete the registration process, in customary form and covering such matters of the type customarily covered by such letters, opinions or consents, and in a form that shall be reasonably satisfactory to the Majority Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter, opinions or consents. Delivery of any such comfort letter, opinions or consents, shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters, opinions or consents.

          4.9. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

          4.10. Use reasonable best efforts to cause the Registrable Securities covered by such registration statement (i) to be listed on the New York Stock Exchange or, if the Common Stock is not then listed or admitted to trading thereon, on the principal national securities exchange on which such Common Stock is then listed or admitted to trading or, if such Common Stock is not then listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of the Registrable Securities.

          4.11. Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

          4.12. Notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly made available to each Selling Holder any such supplement or amendment.

          4.13. Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          4.14. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

          Section 5.   Holders' Obligations.  It shall be a condition precedent
                       --------------------
to the obligations of the Company to effect a registration pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder that such Selling Holder shall:

          5.1. Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration.

          5.2. Agree, in a Piggyback Registration, to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their Shares.

          5.3. Execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Section 2) or the
                                                              ---------
Company and the Majority Selling Holders (in the case of a registration under

Section 3).  In an underwriting agreement executed by both the Company and the
---------
Selling Holders, representations and warranties made by the Company for the benefit of the underwriter(s) shall also be made to and for the benefit of the Selling Holders and representations and warranties made by the Selling Holders for the benefit of the underwriter(s) shall also be made to and for the benefit of the Company.

          Section 6.   Expenses of Registration.  Expenses in connection with
                       ------------------------
registrations pursuant to this Agreement shall be allocated and paid as follows:

          6.1. With respect to each Demand Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities for each Selling Holder, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses (including expenses of printing prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid by the Selling Holders); provided, however, that the Company shall
                                       --------  -------
not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the
            ---------
request of the Majority Selling Holders (in which case all Selling Holders shall bear such expense), unless Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the Demand Registrations under
Section 2 hereof.  Any registration withdrawn at the request of the Company
---------
pursuant to Section 1(c) of the Recapitalization Agreement shall not be deemed withdrawn at the request of the Majority Selling Holders. In addition, if the first Demand Registration is the Initial Public Offering, the Company shall pay fifty percent (50%) of the reasonable attorneys' fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Selling Holders in such Demand Registration, excluding any attorneys' fees and expenses of counsel for tax advice or analysis related to or in connection with such Demand Registration.

          6.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3,
                                                                    ---------
but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders and shall be on the same terms as those paid by the Company for Primary Securities included in the registration, if any Primary Securities are included).

          6.3. Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its
                             ---------
obligations under this Agreement.

          Section 7.   Indemnification; Contribution.  If any Registrable
                       -----------------------------
Securities are included in a registration statement under this Agreement:

          7.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, employee, agent, representative and attorney of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

          (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

          (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall
--------  -------                                            -----------
not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises solely out of or is solely based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity
                                      --------  -------
agreement contained in this Section 7 shall not apply to any underwriter to the
                            ---------
extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

          7.2. To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, employee, agent, representative and attorney of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided,
                                                                       --------
however, that (x) the indemnification required by this Section 7.2 shall not
-------                                                -----------
apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this

Section 7.2 exceed the gross proceeds from the applicable offering received by
-----------
such Selling Holder.

          7.3.    Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding,
---------
investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to
                            ---------
the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
                                                                        -------
7 but shall not relieve the indemnifying party of any liability that it may have
-
to any indemnified party otherwise than pursuant to this Section 7.  Any fees
                                                         ---------
and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          7.4.         If the indemnification required by this Section 7 from
                                                               ---------
the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:
     ---------

          (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and
                                                           -----------

Section 7.2, any legal or other fees or expenses reasonably incurred by such
-----------
party in connection with any investigation or proceeding.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata
                                 -----------
allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person guilty of
                                            --------------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (iii) In no event shall the total of amounts paid pursuant to this Section 7.4 by any Selling Holder exceed the gross proceeds from the
     -----------
applicable offering received by such Selling Holder.

          7.5.         If indemnification is available under this Section 7, the
                                                                  ---------
indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such
                 ---------
indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.
               -----------

          7.6. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any
                                  ---------
offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

          7.7.         Nothing contained in this Section 7 shall be deemed to
                                                 ---------
give the Company the right to refuse to file any registration statement pursuant to Sections 2 or 3 or otherwise take any action required thereunder.
   ----------    -

          Section 8.   Holdback.  Each Holder entitled pursuant to this
                       --------
Agreement to have Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters' Representative or Agent in connection with an offering of any securities covered by a registration statement filed by Company, whether or not Holder's securities are included therein, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of

Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 15-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date
            --------
in writing by the Company or such Underwriters' Representative or Agent; and

provided further that the 90-day period may be extended for up to 90 additional
-------- -------
days (for a total of 180 days from the effective date of the registration statement) if the Underwriters' Representative or Agent in good faith advises the Company that such extension is advisable and requests an extension and such Holder is timely notified of the extension of the period and the ending date of such period as extended.

          Section 9.   Amendment, Modification and Waivers; Further Assurances.
                       -------------------------------------------------------

          (i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of Holders owning a majority in amount of the Registrable Securities Then Outstanding.

          (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

               9.1.    No Conflicts; Other Registration Rights.
                       ---------------------------------------

          (i) The Company shall not enter into any agreement, contract or understanding, written or unwritten, inconsistent with any provision of this Agreement.

          (ii) The Company shall not grant any right of registration under the Securities Act relating to any of its securities to any Person unless the Holders shall be entitled to have included in any such registration the Registrable Securities owned by them in accordance with Section 3 of this
                                                        ---------
Agreement.

          9.2.         Public Information.  The Company covenants that it will
                       ------------------
file the reports required to be filed by it under the Securities Act or the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or, if applicable, Regulation S under the Securities Act, as such Rule or Regulation may be amended from time to time, or (ii) any other rule or regulation hereafter adopted by the Commission permitting the sale of securities without registration under the Securities Act. At the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          Section 10.    Assignment of Registration Rights.  A Holder may assign
                         ---------------------------------
its rights under the Agreement to any Person to whom the Holder sells or Transfers any of the Registrable Securities owned by it (other than a sale of securities pursuant to Rule 144 under the Securities Act or a registration pursuant to this Agreement or a sale or Transfer in connection with the sale of all or substantially all of the outstanding Shares of the Company); provided,
                                                                    --------
however, that no assignment shall increase the number of registrations otherwise
-------
required to be provided by the Company hereunder or increase, with respect to any registration statement filed by the Company, the amount of Registration Expenses payable by the Company.

          Section 11.  Miscellaneous.
                       -------------

          11.1.        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          11.2.        Consent to Jurisdiction and Service of Process.  Any
                       ----------------------------------------------
action, suit or claim arising out of or relating to this Agreement shall be instituted in any federal court of the State of New York or in any state court located in the State of New York, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such action, suit or proceeding. FATS International has appointed CT Corporation, located at 1633 Broadway, New York, NY 10019 (the "FATS International Agent"), as such party's authorized agent to accept and acknowledge on such party's behalf service of any and all process that may be served in any such action, suit or proceeding against FATS International. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to FATS International as herein provided, or by personal service on the FATS International Agent with a copy of such process mailed to FATS International by first class mail or registered or certified mail, return receipt requested, postage prepaid. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

          11.3.        Notices.  All notices and requests given pursuant to this
                       -------
Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule I to this Agreement. Except as otherwise provided
                     ----------
in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

          11.4.        Entire Agreement; Integration.  This Agreement supersedes
                       -----------------------------
all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

          11.5.        Injunctive Relief.  Each of the parties hereto
                       -----------------
acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

          11.6.        Section Headings.  Section headings are for convenience
                       ----------------
of reference only and shall not affect the meaning of any provision of this Agreement.

          11.7.        Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

          11.8.        Severability.  If any provision of this Agreement shall
                       ------------
be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

          11.9.        Filing.  A copy of this Agreement and of all amendments
                       ------
thereto shall be filed at the principal executive office of the Company.

          11.10.  Termination.  This Agreement may be terminated at any time by
                  -----------
a written instrument signed by the Buyers and Holders owning a majority in amount of Registrable Shares. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate
                                               ---------
in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

          11.11.       Attorneys' Fees.  In any action or proceeding brought to
                       ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

          11.12.       No Third Party Beneficiaries.  Except as expressly set
                       ----------------------------
forth herein with respect to Holders, nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


                                    FIREARMS TRAINING SYSTEMS, INC.



                                    By:    /s/ Bob Terry
                                           -------------------------
                                    Name:  Bob Terry
                                    Title: President and Chief
                                            Operating Officer


                                    FIREARMS TRAINING SYSTEMS
                                    INTERNATIONAL N.V.



                                    By:    /s/ Jody Scheckter
                                           ------------------------
                                    Name: Jody Scheckter
                                    Title: Director


                                    CENTRE CAPITAL INVESTORS II, L.P.,

                                    CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

                                    CENTRE CAPITAL TAX-EXEMPT INVESTORS II, L.P.

                                    By Centre Partners II, L.P. as
                                         general partner of
                                         such partnerships

                                    By Centre Partners Management
                                         LLC, attorney-in-fact


                                    By   /s/ Jonathan H. Kagan
                                         -----------------------
                                         Jonathan H. Kagan
                                         Managing Director

                             CENTRE PARTNERS COINVESTMENT,  L.P.

                                    By Centre Partners II, LLC, as
                                         general partner


                                         By /s/ Jonathan H. Kagan
                                            -----------------------
                                            Jonathan H. Kagan
                                            Managing Director

                                   SCHEDULE I


PARTY                                           ADDRESS
-----                                           -------

CENTRE CAPITAL INVESTORS II, L.P                c/o Centre Partners Management
                                                LLC
CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.      30 Rockefeller Plaza
                                                New York, NY 10020
CENTRE CAPITAL TAX-EXEMPT INVESTORS II, L.P.    Facsimile No: 212-332-5801

CENTRE PARTNERS COINVESTMENT, L.P.              Attn:  Jonathan Kagan





FIREARMS TRAINING SYSTEMS INTERNATIONAL N.V.    c/o Holland Intertrust
                                                (Antilles) N.V.
                                                Landhuis Joonchi
                                                Kaya Richard J. Beaujon z/n
                                                P.O. Box 837
                                                Curacao, Netherlands Antilles
                                                Facsimile No: 011-599-9-366-161

                                                Attn: Gregory Elias, Director


FIREARMS TRAINING SYSTEMS, INC.                 7340 McGinnis Ferry Road
                                                Suwanee, GA 30174
                                                Facsimile No: 770-813-0741

                                                Attn: President


                                       30